Exhibit 99.1
[GRAPHIC OMITTED]
BALDWIN & LYONS, INC.
PROTECTIVE INSURANCE COMPANY
SAGAMORE INSURANCE COMPANY
B & L INSURANCE, LTD. (BERMUDA)
[OBJECT OMITTED]
1099 North Meridian Street
Indianapolis, IN 46204
(317) 636-9800


Subj:  Baldwin & Lyons, Inc.                                   September 1, 2004
       Announcement of Hurricane               Press Contact: G. Patrick Corydon
         Charley Exposure                              (317) 636-9800 (ext. 355)
                                                     corydon@baldwinandlyons.com


       INDIANAPOLIS, INDIANA, SEPTEMBER 1, 2004--Baldwin & Lyons, Inc. (NASD:
BWINA, BWINB) announces it expects exposure from Hurricane Charley to be $1 to $2 million, before taxes. The Baldwin & Lyons Group's exposure to this hurricane comes from its reinsurance assumed division of Protective Insurance Company.